News Release

Endo Pharmaceuticals Names David P. Holveck President and Chief Executive Officer

CHADDS FORD, PA, Mar 12, 2008 (MARKET WIRE via COMTEX News Network) -- Endo Pharmaceuticals Holdings, Inc. (NASDAQ: ENDP) today announced that David P. Holveck has been named President, Chief Executive Officer and a Director of the company, effective April 1, 2008. Mr. Holveck was most recently President of Johnson & Johnson Development Corporation and Vice President, Corporate Development of Johnson & Johnson (NYSE: JNJ). He was formerly President and Chief Executive Officer of Centocor, Inc., until the acquisition of that company by Johnson & Johnson in 1999.

Roger Kimmel, Chairman of the Board of Directors of Endo, said: "Dave Holveck is the ideal executive to lead Endo Pharmaceuticals as it pursues growth opportunities and enhanced shareholder value. Throughout his career at Centocor and Johnson & Johnson, he has demonstrated exceptional vision and leadership. He has a track record of strong performance, successfully managing product development, building great organizations and creating value. He has a unique combination of deep experience and an entrepreneurial spirit that can lead Endo to the next level."

Mr. Holveck said: "I am honored to lead Endo Pharmaceuticals, a company that I have known and respected for many years. Endo has an outstanding market position in the pain management sector and a wide range of attractive growth opportunities. I appreciate the confidence of the Board of Directors and look forward to working with my new colleagues on the management team and all the employees of Endo to deliver important pharmaceutical products to patients and build value for our shareholders."

Nancy J. Wysenski, Chief Operating Officer of Endo Pharmaceuticals, said: "I am delighted to welcome Dave Holveck to Endo Pharmaceuticals. Dave will be a tremendous asset to our company and I am eager to begin working with him. Our entire organization will benefit from Dave's experience."

Mr. Holveck, 62, joined Johnson & Johnson as a company Group Chairman in 1999, following the acquisition of Centocor, Inc. by Johnson & Johnson, and assumed his current position in 2004. Mr. Holveck was Chief Executive Officer of Centocor, Inc. at the time of the acquisition. Mr. Holveck joined Centocor. in 1983 and progressed through various executive positions. In 1992, he assumed the role of President and Chief Operating Officer and later that year was named President and Chief Executive Officer. Prior to joining Centocor, he had held positions at General Electric Company, Corning Glass Works and Abbott Laboratories.

Mr. Holveck is a member of the Board of Trustees for The Fund for West Chester University, the Board of Directors of the Eastern Technology Council and Cleveland Clinic's Industrial Advisory Board. He is a former board member of the Pharmaceutical Research and Manufacturing Association (PhRMA) and the Biotechnology Industry Organization. Mr. Holveck received a BS in education/science from West Chester University.

About Endo

Endo Pharmaceuticals Holdings Inc. is a specialty pharmaceutical company with market leadership in pain management. Through its wholly owned Endo Pharmaceuticals Inc. subsidiary, the company is engaged in the research, development, sale and marketing of branded and generic prescription pharmaceuticals used primarily to treat and manage pain. More information, including this and past press releases of Endo Pharmaceuticals Holdings Inc., is available at www.endo.com.

Forward-Looking Statements

This press release contains information that includes or is based on "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements, including estimates of future net sales, future expenses, future net income and future earnings per share, are subject to risks and uncertainties. Forward-looking statements include the information concerning the company's possible or assumed results of operations. Also, statements including words such as "believes," "expects," "anticipates," "intends," "estimates," "plan," "will," "may" or similar expressions are forward-looking statements. Endo has based these forward-looking statements on its current expectations and projections about the growth of its business, its financial performance and the development of its industry. Because these statements reflect Endo's current views concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors could affect Endo's future financial results and could cause its actual results to differ materially from those expressed in forwardlooking statements contained in this press release. Important factors that could cause its actual results to differ materially from the expectations reflected in the forward-looking statements in this press release include, but are not limited to: its ability to successfully develop, commercialize and market new products; timing and results of pre-clinical or clinical trials on new products; its ability to obtain regulatory approval of any of its pipeline products; competition for the business of its branded and generic products, and in connection with its acquisition of rights to intellectual property assets; market acceptance of its future products; government regulation of the pharmaceutical industry; its dependence on a small number of products; its dependence on outside manufacturers for the manufacture of its products; its dependence on third parties to supply raw materials and to provide services for certain core aspects of its business; new regulatory action or lawsuits relating to its use of narcotics in most of its core products; its exposure to product liability claims and product recalls and the possibility that the company may not be able to adequately insure itself; its ability to protect its proprietary technology; the successful efforts of manufacturers of branded pharmaceuticals to use litigation and legislative and regulatory efforts to limit the use of generics and certain other products; its ability to successfully implement its acquisition and in-licensing strategy; regulatory or other limits on the availability of controlled substances that constitute the active ingredients of some of its products and products in development; the availability of thirdparty reimbursement for its products; the outcome of any pending or future litigation or claims by the government; its dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; significant litigation expenses to defend or assert patent infringement claims; any interruption or failure by its suppliers, distributors and collaboration partners to meet their obligations pursuant to various agreements with Endo; a determination by a regulatory agency that Endo is engaging in inappropriate sales or marketing activities, including promoting the "off-label" use of its products; existing suppliers become unavailable or lose their regulatory status as an approved source, causing an inability to obtain required components, raw materials or products on a timely basis or at commercially reasonable prices; the loss of branded product exclusivity periods and related intellectual property; and its exposure to securities that are subject to market risk.

The company does not undertake any obligation to update its forward-looking statements after the date of this Report for any reason, even if new information becomes available or other events occur in the future. You are advised, however, to consult any further disclosures we make on related subjects in our 10-K, 10-Q and 8-K reports to the Securities and Exchange Commission (or SEC). Also note that Endo provides the preceding cautionary discussion of risks, uncertainties and possibly inaccurate assumptions relevant to its business. These are factors that, individually or in the aggregate, the company believes could cause its actual results to differ materially from expected and historical results. Endo notes these factors for investors as permitted by the Private Securities Litigation Reform Act of 1995. You should understand that it is not possible to predict or identify all such factors. Consequently, you should not consider the preceding to be a complete discussion of all potential risks or uncertainties.

SOURCE: Endo Pharmaceuticals Holdings, Inc.